PACIFIC COAST NATIONAL BANCORP
905 Calle Amanecer, Suite 100
San Clemente, California 92673
(949) 361-4300

November 17, 2008

VIA EDGAR

Kathryn McHale
Senior Attorney
Securities and Exchange Commission
Division of Corporation Finance
100 F Street, N.E.
Washington, D.C.  20549

Re:	Pacific Coast National Bancorp Pre 14A Filed on November 7, 2008 File No. 0-51960

Dear Ms. McHale:

This letter is in response to your letter dated November 10, 2008 regarding the above-referenced filing of Pacific Coast National Bancorp.  Our responses to your comments are set forth below.  For your convenience, we have repeated each comment verbatim.

Proposal One: Approval of Amendment to Articles of Incorporation . . . Page 6

1.
We see from the third full paragraph on page 7 that you have negative shareholders equity.  Please briefly explain the reasons for this and disclose whether or not you believe there would be any negative consequences to the company if the proposal is not passed.  If you do, please describe these.

Response to Comment 1:

Page 7 of the proxy statement has been revised in response to the staff's comment.

2.	At the top of page 9 you state that the text “does not purport to be complete.” Please delete this language.

Response to Comment 2:

Per the staff's comment, the text “does not purport to be complete” has been removed from page 9 of the proxy statement.

Financial Statements

3.
Item 13 of Schedule 14A requires you to include financial information in your proxy statement if you are seeking authorization to issue common or preferred stock under certain circumstances.  We note that you have not included financial information in

Kathryn McHale
Securities and Exchange Commission
November 17, 2008

your proxy statement.  Please explain to us why you believe financial statements are not material in connection with issuing the warrants to purchase common stock.  See Note A to Schedule 14A and Instruction 1 to Item 13(a) of Schedule 14A.

Response to Comment 3:

We do not believe that financial statements are material in connection with the possible issuance to the U.S. Department of Treasury (“Treasury”) of warrants to purchase our common stock for several reasons.

First, assuming a maximum preferred stock investment by Treasury of approximately $4.12 million, Treasury would receive warrants to purchase common stock having a value of approximately $618,000, which would equate to 123,600 shares, assuming a market value per share of our common stock of $5 (the last reported sale of our common stock occurred on November 10, 2008 at $6).  This number of shares would represent only 4.9% of the number of shares of our common stock currently outstanding (2,544,850), and only 3.6 % of our fully diluted shares outstanding (3,517,624, which includes the 123,600 shares underlying the warrants that would be issued to Treasury, as well as shares underlying warrants we issued in connection with previous capital raising transactions, shares underlying outstanding stock options granted to directors and employees and shares reserved for issuance pursuant to stock options that may be granted in the future under our existing stock option plan).  Although our common stock trades on the OTC Bulletin Board and we are not subject to the rules of any securities exchange, we note that the first percentage (4.9%) is more than four times less than the percentage threshold (20%) that would require shareholder approval for the issuance of the warrants under the rules of the New York Stock Exchange and the NASDAQ Stock Market.

Second, we also do not believe that financial statements are material in connection with the authorization of the shares of preferred stock. We believe this position is consistent with Instruction 1 to Item 13 of Schedule 14A, which provides that the Item 13 information "is not deemed material . . . where the matter to be acted upon is . . . the authorization of preferred stock without present intent to issue."   Although we have applied to issue shares of preferred stock to Treasury pursuant to the TARP Capital Purchase Program, there is no assurance that we will be approved by Treasury for participation in this program.  If approved by shareholders, the proposed amendment to our articles of incorporation to authorize preferred stock will be effective regardless of whether we are approved by Treasury to participate in the TARP Capital Purchase Program.  Furthermore, if we are approved by Treasury for participation in the TARP Capital Purchase Program, only approximately 4,120 shares of preferred stock would be issued at the maximum investment level (based on a liquidation value of $1,000 per share).  This represents a very small percentage of the total number of shares of preferred stock that would be authorized for issuance (1,000,000 shares).  As we note in several places in the proxy statement (see cover page, page 6), these additional shares of preferred stock could be issued from time to time in other capital raising transactions, though no such other transactions are currently contemplated.

Kathryn McHale
Securities and Exchange Commission
November 17, 2008

     Finally, we do not believe that including our financial statements would be material information for our shareholders.  As shown in the pro forma consolidated statements of operations, based on the assumed initial investment of the proceeds from Treasury primarily in federal funds sold, our interest income and net (loss) available to common shareholders (which gives effect to payment of dividends on the preferred stock issued to Treasury) for the nine months ended September 30, 2008 would have increased by only 0.49% and 7.7%, respectively, and for the year ended December 31, 2007 would have increased by only 0.75% and 4.1%, respectively.

Notwithstanding the above, we have added language to page 4 of the proxy statement directing shareholders to our most recently filed annual and quarterly reports, should they wish to review our historical financial statements.  We note that this language is consistent with similar disclosure provided on page 5 of the definitive proxy statement filed by PSB Holdings, Inc. (File No. 000-26480) on November 13, 2008.

4.
If you expect the proceeds of the sale of securities to the Treasury Department to have a material impact on your financial statements, other than as disclosed on page 7, you may provide a discussion of the pro forma effect rather than pro forma financial statements.  In your discussion, please address the impact of both the minimum and maximum estimated proceeds.

Response to Comment 4:

  Per the discussion between our counsel, Dave Muchnikoff of Silver, Freedman & Taff, L.L.P., and you, we have added pro forma financial statements beginning on page 9 of the proxy statement.  We note that this disclosure is consistent with the pro forma financial information provided beginning on page 12 of the definitive proxy statement filed by First Financial Bancorp (File No. 000-12379) on November 14, 2008.  The pro forma financial information previously provided on page 7 our proxy statement has been moved to the new section containing pro forma financial statements beginning on page 9 of our proxy statement.

Pacific Coast National Bancorp acknowledges that: (1) it is responsible for the adequacy and accuracy of the disclosure in the filing; (2) staff comments or changes to disclosure in response to staff comments do not foreclose the Commission from taking any action with respect to the filing; and (3) it may not assert staff comments as a defense in any proceeding initiated by the Commission or any person under the federal securities laws of the United States.

Kathryn McHale
Securities and Exchange Commission
November 17, 2008

Should you have any questions regarding our responses, please contact Mr. Muchnikoff  at (202) 295-4513.

Very truly yours,

/s/ Michael S. Hahn
Michael S. Hahn
President and Chief Executive Officer

cc:	Dave M. Muchnikoff, P.C.